Internally developed software, net - Schedule Of Internally Developed Software (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Total internally developed software, net	$ 8,408	$ 7,416	$ 3,175
Internally developed software [Member]
Internally developed software	6,963	4,235	1,627
Construction in progress	3,189	4,451	2,024
Less: accumulated amortization	(1,744)	(1,270)	(476)
Total internally developed software, net	$ 8,408	$ 7,416	$ 3,175